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                      METROPOLITAN LIFE INSURANCE COMPANY
                          PARAGON SEPARATE ACCOUNT B

       GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND CERTIFICATES
                                   (METFLEX)

                       SUPPLEMENT DATED FEBRUARY 3, 2014
                    TO THE PROSPECTUS DATED APRIL 29, 2013

This supplement describes changes affecting the investment options offered under the MetFlex Group Variable Universal Life Insurance Policies and Certificates. The names, investment subadvisers, and, as indicated, the investment objectives of the portfolios identified below have changed. Accordingly, the prospectus is hereby revised to incorporate the following information:

MET INVESTORS SERIES TRUST
--------------------------

BLACKROCK LARGE CAP CORE PORTFOLIO

Wellington Management Company, LLP has replaced BlackRock Advisors, LLC as the subadviser to the BlackRock Large Cap Core Portfolio and the name of the portfolio has changed to the WMC LARGE CAP RESEARCH PORTFOLIO. In addition, the portfolio's investment objective has changed to "Long-term capital appreciation."

JANUS FORTY PORTFOLIO

ClearBridge Investments, LLC has replaced Janus Capital Management LLC as the subadviser to the Janus Forty Portfolio and the name of the portfolio has changed to the CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO II.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE